U.S. Bancorp 4Q19 Earnings Conference Call January 15, 2020 Exhibit 99.2

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets, could cause credit losses and deterioration in asset values. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in the level of tariffs and other trade policies of the United States and its global trading partners; changes in customer behavior and preferences; breaches in data security; failures to safeguard personal information; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2018, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

4Q19 Highlights * Taxable-equivalent basis; see slide 26 for calculation

Digital Engagement Trends * Represents core Consumer Banking customers active in at least one channel in the previous 90 days Total Digital includes both online and mobile platforms Three months ended Three months ended

Performance Ratios Efficiency Ratio** & Net Interest Margin*** * Excluding notable items; see slides 26 and 27 for calculations ** Non-GAAP; see slides 26 and 27 for calculations *** Net interest margin on a taxable-equivalent basis Return on Average Common Equity Return on Tangible Common Equity** Return on Average Assets 56.3% 1.59% 15.8% 60.3% 20.2%

Average Loans +0.8% linked quarter +3.9% year-over-year On a linked quarter basis, average total loan growth was driven by growth in residential mortgages, total commercial real estate loans, and credit card loans. On a year-over-year basis, growth in average total loans was primarily driven by growth in residential mortgages, total commercial loans, credit card loans, and total other retail loans. $ in billions

Average Deposits $ in billions +1.9% linked quarter +6.6% year-over-year Interest-bearing Deposits Average noninterest-bearing (NIB) deposits decreased on a linked quarter basis. On a year-over-year basis, average NIB deposits decreased primarily due to the migration of balances to interest-bearing deposits and the continued deployment by customers of business deposits within Corporate and Commercial Banking. Average total savings deposits (which include money market, interest checking and savings accounts) grew on both a linked quarter and year-over-year basis, primarily due to increases in Wealth Management and Investment Services, Corporate and Commercial Banking, and Consumer and Business Banking. Average time deposits, which are managed based on funding needs, relative pricing and liquidity characteristics, increased on both a linked quarter and year-over-year basis. Year-over-year growth, in part, reflects consumer deposit migration as customers seek higher yields.

Credit Quality $ in millions NCO Ratio +4 bps QoQ +3 bps YoY NPAs -0.05% QoQ -0.06% YoY

Earnings Summary

Notable Items

Net Interest Income Linked Quarter Net interest income decreased, primarily driven by declining short-term interest rates, higher premium amortization in the investment securities portfolio, and the mix of earning assets. The net interest margin declined, primarily due to continued yield curve compression, premium amortization in the investment securities portfolio, and earning asset mix. Year-over-Year Net interest income decreased, principally driven by the impact of lower interest rates and a flatter yield curve in addition to deposit and funding mix, partially offset by higher yields on reinvestment of securities and loan growth. The net interest margin declined, primarily due to the impact of lower interest rates on the yield curve in addition to deposit and funding mix. $ in millions Net interest income on a taxable-equivalent basis; see slide 26 for calculation -2.3% linked quarter -3.0% year-over-year

Noninterest Income $ in millions Payments = credit and debit card, corporate payment products and merchant processing Service charges = deposit service charges and treasury management All other = commercial products, investment products fees, securities gains (losses) and other $2,498 $2,614 $2,436 -6.8% linked quarter -1.5% excluding notable items -2.5% year-over-year +6.4% excluding notable items Linked Quarter Payment services revenue declined slightly, driven by lower corporate payment products revenue due to seasonally lower sales volumes, partially offset by higher credit and debit card revenue due to seasonally higher sales volumes and higher fees. Mortgage banking revenue declined, reflecting seasonally lower volumes and an unfavorable change in the valuation of mortgage servicing rights, net of hedging activities. Commercial products revenue declined, driven by a seasonal reduction in corporate bond fees and trading income. Year-over-Year Payment services revenue growth reflects higher merchant processing services driven by higher sales volumes and merchant fees. Trust and investment management fee revenue increase driven by business growth and favorable market conditions. Mortgage banking revenue growth reflects higher mortgage production and gain on sale margins. Other noninterest income decreased primarily due to a charge related to previously sold Visa shares.

Noninterest Expense $ in millions PPS = postage, printing and supplies $3,280 $3,144 $3,401 +8.2% linked quarter +1.8% excluding notable items +3.7% year-over-year +3.1% excluding notable items Linked Quarter Employee benefits expense decreased, driven by seasonally lower payroll taxes. Technology and communications expense increased, driven by capital expenditures to support business growth. Year-over-Year Compensation expense increased, driven by the impact of hiring to support business growth, merit increases, and higher variable compensation related to business production in mortgage banking. Employee benefits expense increased, primarily due to higher medical costs. Technology and communications expense increased to support business growth.

Capital Position * Non-GAAP; see slide 28 for calculations

Appendix

Average Loans vs. 4Q18 Average total loans increased by $11.2 billion, or 3.9% Average residential mortgage loans increased by $5.4 billion, or 8.4% Average commercial loans increased by $3.4 billion, or 3.4% Average credit card loans increased by $1.7 billion, or 7.6% Average retail loans increased by $1.1 billion, or 1.9% Average commercial real estate loans decreased by $0.4 billion, or 1.1% vs. 3Q19 Average total loans increased by $2.4 billion, or 0.8% Average residential mortgage loans increased by $1.3 billion, or 1.9% Average credit card loans increased by $0.4 billion, or 1.8% Key Points Year-over-Year Growth 1.4% 2.4% 3.8% 4.0% 3.9% Commercial CRE Res Mtg Retail Credit Card Average Loans ($bn)

Average Deposits Key Points Average Deposits ($bn) vs. 4Q18 Average total deposits increased by $22.1 billion, or 6.6% Average low-cost deposits (NIB, interest checking, savings and money market) increased by $21.1 billion, or 7.2% vs. 3Q19 Average total deposits increased by $6.5 billion, or 1.9% Average low-cost deposits (NIB, interest checking, savings and money market) increased by $6.0 billion, or 2.0% Year-over-Year Growth (1.4%) 0.2% 3.1% 6.0% 6.6% Time Money Market Checking and Savings Noninterest-bearing

Credit Quality – Commercial Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm4Q183Q194Q19 Average Loans$100,515$103,660 $103,911 30-89 Delinquencies0.31% 0.43%0.30% 90+ Delinquencies0.07%0.10%0.08% Nonperforming Loans0.20%0.30%0.20% Linked Quarter Growth 1.5% 1.4% 1.2% 0.4% 0.2% Linked quarter growth was modest at 0.2% and year-over-year growth was 3.4% Net charge-offs remained relatively stable on a linked quarter basis

Investor $20,106 Owner Occupied $9,027 A&D Const $267 Multi-family $3,586 Retail $289 Residential Construction $2,486 Office $797 Other $2,529 Resi Land $635 $mm4Q183Q194Q19 Average Loans$40,149$ 38,990 $39,722 30-89 Delinquencies0.18% 0.13%0.09% 90+ Delinquencies0.00%0.01%0.01% Nonperforming Loans0.29%0.23%0.21% Performing TDRs*$164$145$160 Credit Quality – Commercial Real Estate Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points * TDR = troubled debt restructuring Linked Quarter Growth 1.5% (1.7%) (0.3%) (1.0%) 1.9% Average loans increased by 1.9% on a linked quarter basis, however, decreased year-over-year due to high market liquidity resulting in continued early payoffs Credit quality remains strong and stable; nonperforming loans remain low

Credit Quality – Residential Mortgage Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm4Q183Q194Q19 Average Loans$64,476$ 68,608 $69,909 30-89 Delinquencies0.27%0.24%0.22% 90+ Delinquencies0.18%0.17%0.17% Nonperforming Loans0.46%0.36%0.34% * Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($1,622 million in 4Q19) Linked Quarter Growth 3.9% 1.7% 1.9% 2.7% 1.9% Originations continued to be high credit quality (weighted average FICO of 764, weighted average LTV of 70%) More than 94% of balances have been originated since the beginning of 2009; the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning

Credit Quality – Credit Card Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm4Q183Q194Q19 Average Loans$22,396$ 23,681 $24,107 30-89 Delinquencies1.39%1.33%1.30% 90+ Delinquencies1.25%1.16%1.23% Nonperforming Loans0.00%0.00%0.00% Linked Quarter Growth 2.9% 0.9% 1.0% 3.7% 1.8% Year-over-year average loan growth of 7.6% was driven by origination of new accounts and portfolio acquisitions Weighted average FICO on new originations remained strong at 775 Year-over-year delinquency was stable and charge-offs were favorably driven by stronger collection results

Credit Quality – Home Equity Average Loans ($mm) and Net Charge-offs Ratio Key Points Linked Quarter Growth 0.4% (0.4%) (1.0%) (1.5%) (2.4%) Key Statistics Key Statistics $mm4Q183Q194Q19 Average Loans$16,065$15,601$15,221 30-89 Delinquencies0.56%0.55%0.51% 90+ Delinquencies0.35%0.34%0.32% Nonperforming Loans0.90%0.75%0.77% Loans: 11% Wtd Avg LTV*: 77% Wtd Avg FICO*: 751 Lines: 89% Wtd Avg LTV*: 71% Wtd Avg FICO*: 754 *LTV and FICO at origination High-quality originations (weighted average FICO on commitments of 783, weighted average CLTV of 67%) were originated primarily through the retail branch network to existing bank customers on their primary residences Net charge-offs were stable year-over-year with strong recoveries due to continued strength in home values

Credit Quality – Retail Leasing Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm4Q183Q194Q19 Average Loans$8,489$8,442$8,486 30-89 Delinquencies0.43%0.48%0.53% 90+ Delinquencies0.04%0.05%0.05% Nonperforming Loans0.14%0.14%0.15% * Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending values Linked Quarter Growth 1.3% 1.1% (0.5%) (1.2%) 0.5% Continued high-quality originations during 4Q19 (weighted average FICO of 782) Delinquencies and net charge-offs remained at low levels

Credit Quality – Other Retail Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm4Q183Q194Q19 Average Loans$31,587$33,454$33,509 30-89 Delinquencies0.87%0.78%0.81% 90+ Delinquencies0.15%0.14%0.13% Nonperforming Loans0.13%0.13%0.11% Linked Quarter Growth 0.2% 1.1% 2.1% 2.7% 0.2% Loan growth continues to be driven by auto and installment loans Net charge-offs, delinquencies and nonperforming loans were all relatively stable

Credit Quality – Auto Loans Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm4Q183Q194Q19 Average Loans$18,500$19,426$19,434 30-89 Delinquencies1.04%1.04%1.06% 90+ Delinquencies0.09%0.11%0.10% Nonperforming Loans0.14%0.17%0.15% Direct: 4% Wtd Avg FICO: 750 NCO: 0.35% Indirect: 96% Wtd Avg FICO: 777 NCO: 0.47% Auto loans are included in Other Retail category Linked Quarter Growth (0.3%) 1.8% 1.0% 2.1% 0.0% Loan growth continues to be driven by high quality originations in the indirect channel (weighted average FICO of 784) Net charge-offs, delinquencies and nonperforming loans were all relatively stable

Non-GAAP Financial Measures (2), (3), (4), (5) – see slide 29 for corresponding notes

Non-GAAP Financial Measures (1), (5) – see slide 29 for corresponding notes

Non-GAAP Financial Measures * Preliminary data. Subject to change prior to filings with applicable regulatory agencies. (1) – see slide 29 for corresponding note

Notes Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements. Based on a federal income tax rate of 21 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes. Notable items related to noninterest income for the three months ended December 31, 2019 include: $140 million derivative liability charge related to previously sold Visa shares. Notable items related to noninterest income for the three months ended December 31, 2018 include: $340 million gain on sale of ATM servicing business and $264 million of asset impairments. Notable items related to noninterest expense for the three months ended December 31, 2019 include: $200 million of severance charges and asset impairments. Notable items related to noninterest expense for the three months ended December 31, 2018 include: $174 million of severance charges and legal accruals. Notable items for the three months ended December 31, 2019 include: $112 million (after-tax) derivative liability charge related to previously sold Visa shares and $160 million (after-tax) of severance charges and asset impairments. Notable items for the three months ended December 31, 2018 include: $271 million (after-tax) gain on sale of ATM servicing business, $210 million (after-tax) of asset impairments, $139 million (after-tax) of severance charges and legal accruals, $120 million reduction in income tax expense due to tax reform legislation estimate changes and $3 million noncontrolling interest adjustment.

U.S. Bancorp 4Q19 Earnings Conference Call January 15, 2020